HEI Exhibit 10.14

Nonemployee Directors Compensation Schedule

Changes Effective January 1, 2011

	Effective 1/1/2011		Until 12/31/2010
HEI Board - Annual Cash Retainers (paid quarterly)
HEI Chairman of the Board	$250,000
HEI Director	$65,000		$40,000
HEI Audit Committee Chair	$15,000
HEI Audit Committee Member	$6,000
HEI Compensation Committee Chair	$15,000		$10,000
HEI Compensation Committee Member	$6,000		$4,000
HEI Nominating & Corporate Governance Committee Chair	$10,000		$5,000
HEI Nominating & Corporate Governance Committee Member	$4,000

ASB Board - Annual Cash Retainers (paid quarterly) ***
ASB Directors who are not also HEI Directors	$40,000		$25,000
ASB Audit Committee Chair	$12,500
ASB Audit Committee Member	$5,000

HECO Board - Annual Cash Retainers (paid quarterly) ***
HECO Directors who are not also HEI Directors	$40,000		$25,000
HECO Audit Committee Chair	$10,000
HECO Audit Committee Member	$4,000

HEI, ASB and HECO Committees - Extra Meeting Fees (per add’l meeting attended)
HEI Audit Committee Member	$1,500	*	$1,250 after 8 mtgs
ASB Audit Committee Member**	$1,000	**
HECO Audit Committee Member**	$750	**
HEI Compensation Committee Member	$1,500	*	$500 after 6 mtgs
HEI Nominating & Corporate Governance Committee Member	$1,500	*	$500 after 6 mtgs

* Earned per extra meeting, after attending 6 meetings during the calendar year

**Earned per extra meeting, after attending 8 meetings during the calendar year

HEI, ASB and HECO Boards - Equity Compensation ***
HEI Director - annual grant (paid on last day of June)	shares valued at $75K	1,800 shares
New HEI Director (one-time grant during first year of service)	shares valued at $75K, prorated on start date	2,000 shares
HECO and ASB only Directors -annual grant (last day of June)	shares valued at $40K	1,000 shares
New HECO and ASB only Directors (one-time grant during first year of service)	shares valued at $40K, prorated on start date	1,000 shares

*** For ASB and HECO directors who are also HEI directors, ASB and HECO will pay a pro rata portion of each such director’s total compensation (cash and equity value).